                                                                Exhibit 23.02



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
American Capital Resources, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                                 KPMG Peat Marwick LLP

New York, New York
February 18, 1998